UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 13, 2023

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(401) 765-1500

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 13, 2023, Shawn M. Guertin, the Executive Vice President and Chief Financial Officer of CVS Health Corporation (“CVS Health,” the “Company,” “we” or “our”), has begun a personal leave of absence for unforeseen family medical reasons.

Appointment of Interim Chief Financial Officer

In connection with Mr. Guertin’s leave, the Company’s Board of Directors appointed Thomas F. Cowhey, Senior Vice President, Corporate Finance, to serve as the Company’s Interim Chief Financial Officer, effective October 13, 2023. Mr. Cowhey, age 51, had served as our Senior Vice President, Capital Markets since joining the Company in February 2022 and recently expanded his role to include oversight of a broader set of corporate finance functions. Prior to joining CVS Health, Mr. Cowhey served as Executive Vice President and Chief Financial Officer for Surgery Partners, a healthcare services company, from April 2018 through February 2022. Prior to that he held leadership roles at Aetna, Legacy Partners Group and in the health care and mergers and acquisitions groups at Credit Suisse.

Item 7.01 Regulation FD Disclosure

In connection with the announcements, the Company has reaffirmed its previously announced full year 2023 GAAP diluted earnings per share (“EPS”) guidance range of $6.53 to $6.75 and its full year 2023 Adjusted EPS guidance range of $8.50 to $8.70.

A copy of the press release announcing the events described in Item 5.02 above is furnished as Exhibit 99.1 and hereby incorporated in this Item 7.01 by reference.

Non-GAAP Financial Measures

This Current Report on Form 8-K includes projected Adjusted EPS, a non-GAAP financial measure that the Company uses to describe its performance. The Company uses non-GAAP financial measures to analyze underlying business performance and trends. The Company believes that providing non-GAAP financial measures enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. The most directly comparable GAAP measure is projected GAAP diluted EPS.

Projected GAAP diluted EPS and projected Adjusted EPS, respectively, are calculated by dividing projected net income attributable to CVS Health and projected adjusted income attributable to CVS Health, respectively, by the Company’s projected weighted average diluted shares outstanding. The Company defines adjusted income attributable to CVS Health as net income attributable to CVS Health (GAAP measure) excluding the impact of amortization of intangible assets, net realized capital gains or losses and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, such as acquisition-related transaction and integration costs, restructuring charges, office real estate optimization charges, losses on assets held for sale and the corresponding income tax benefit or expense related to the items excluded from adjusted income attributable to CVS Health.

Reconciliations of projected GAAP diluted EPS to projected Adjusted EPS can be found under Item 7.01 of the Company’s Current Report on Form 8-K furnished on September 11, 2023.

Cautionary Statement Concerning Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health. Statements in this Current Report on Form 8-K that are forward-looking include CVS Health’s projected full year 2023 GAAP diluted EPS, Adjusted EPS, as well as other financial information. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Actual results may differ materially from those contemplated by the forward-looking statements due to the risks and uncertainties described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s forward-looking statements. CVS Health’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

99.1	Press Release of CVS Health Corporation, dated October 16, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date:	October 16, 2023	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Secretary and Chief Governance Officer